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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 28, 1999 relating to the financial statements of Adaptec, Inc., which appears in Adaptec, Inc.'s Annual Report on Form 10-K for the year ended March 31, 1999.

/s/ PricewaterhouseCoopers LLP

San Jose, California
December 1, 1999


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